UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2007

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
New Jersey	001-09120	22-2625848
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PSEG ENERGY HOLDINGS L.L.C.
(Exact name of registrant as specified in its charter)
New Jersey	000-32503	42-1544079
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, T-20
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

  [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

  [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

     The information contained in Item 8.01 Other Events in this Form 8-K is filed solely for Public Service Enterprise Group Incorporated (PSEG). The information contained in Item 2.01 Completion of Acquisition or Disposition of Assets in this Form 8-K is filed solely for PSEG Energy Holdings L.L.C. (Energy Holdings).

Item 2.01 Completion of Acquisition or Disposition of Assets (Energy Holdings)

Item 8.01 Other Events (PSEG)

     On December 14, 2007, a subsidiary of Energy Holdings, PSEG Global L.L.C. (Global), closed on the previously announced sale of its 50% ownership interest in the Chilean electric distributor, Chilquinta Energia S.A. and its affiliates (Chilquinta) and its 37.9% ownership interest in the Peruvian electric distributor, Luz del Sur S.A.A. and its affiliates (Luz del Sur) to a subsidiary of AEI (formerly Ashmore Energy International), for $685 million.

     The transaction generated a pretax gain of approximately $155 million that will be offset by approximately $180 million of tax expense, resulting in an after-tax loss of approximately $25 million. After-tax net cash proceeds are expected to total approximately $480 million.

Item 9.01 Financial Statements and Exhibits

     Global’s investments in Chilquinta and Luz del Sur were accounted for under the equity method of accounting. As of September 30, 2007, the aggregate investment in Chilquinta and Luz del Sur of $631 million was included in Corporate Joint Ventures and Partnership Interests on Energy Holdings’ Consolidated Balance Sheets with the related note receivable of $38 million included in Notes Receivable – Other and debt of $162 million included in Project Level, Non-Recourse Debt. Global’s share of the combined earnings of Chilquinta and Luz del Sur, which is included in Income from Equity Method Investments on Energy Holdings’ Consolidated Statements of Operations, was $50 million for the nine months ended September 30, 2007 and $56 million for the year ended December 31, 2006. Energy Holdings’ Consolidated Statements of Operations also included Interest Expense of $10 million for the nine months ended September 30, 2007 and $14 million for the year ended December 31, 2006 related to the project financing.

          Exhibit 10           Purchase and Sale Agreement
          Exhibit 99           Press Release announcing the close on the sale of Chilquinta and Luz del Sur

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: December 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG ENERGY HOLDINGS L.L.C.
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: December 19, 2007